UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

AMERICAN NATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Moody Plaza
Galveston, Texas 77550
(Address of principal executive offices and zip code)

(888) 252-0177

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	ANGpA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	ANGpB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2024, American National Group Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BMO Capital Markets Corp. and BNP Paribas Securities Corp., as representatives for the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $600,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2029 in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-281155). The Company intends to use the net proceeds of the Offering to repay a portion of the outstanding indebtedness under its term loan credit facility.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 25, 2024, among American National Group Inc. and Wells Fargo Securities, LLC, BMO Capital Markets Corp. and BNP Paribas Securities Corp, as representatives for the several underwriters.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on current expectations of management of the Company. Such statements include expectations regarding the Offering, including the net proceeds therefrom and the use of such proceeds. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP INC.

Date: September 26, 2024	By:	/s/ Reza Syed
Reza Syed
Chief Financial Officer & Executive Vice President